SCHEDULE 14A
                         (Rule 14a-101)
             INFORMATION REQUIRED IN PROXY STATEMENT
                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

Filed by the Registrant                               X
                                                    _____

Filed by a Party other than the Registrant          _____

Check the appropriate box:

     _____    Preliminary Proxy Statement

     _____ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)

       X      Definitive Proxy Statement

     _____    Definitive Additional Materials

     _____    Soliciting Material Under Rule 14a-12


                   Igene Biotechnology, Inc.
        ________________________________________________
        (Name of Registrant as Specified in Its Charter)

                            N/A
_________________________________________________________________
           (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      X       No fee required

     _____    Fee computed on table below per Exchange Act Rules
              14a-6(I)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          ______________________________________________________

     (2)  Aggregate number of securities to which transaction
          applies:
          ______________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          _______________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
          _______________________________________________________

     (5)  Total fee paid:
          _______________________________________________________


     _____     Fee paid with preliminary materials:
          _______________________________________________________

     _____ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:
          _______________________________________________________

     (2)  Form, Schedule or Registration Statement No.:
          _______________________________________________________

     (3)  Filing Party:
          _______________________________________________________

     (4)  Date Filed:
          _______________________________________________________

                    IGENE BIOTECHNOLOGY, INC.

            Notice Of Annual Meeting Of Stockholders
                    To Be Held July 16, 2002


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of IGENE Biotechnology, Inc. (the "Company") will be held at the offices of Kimelman & Baird, LLC, 100 Park Avenue, 21st floor, New York, New York 10017 at 10:30 a.m. local time on July 16, 2002 for the following purposes:

     1.   To elect eight (8) Directors.

     2. To approve the appointment of Stegman & Company as independent auditors of the Company for the fiscal year ending December 31, 2002.

     3. To transact such other business as may properly come before the meeting, or any adjournment thereof.

      Stockholders of record at the close of business on May 20, 2002, shall be entitled to notice of, and to vote at, the meeting.

                              By order of the Board of Directors,



                              /s/Stephen F. Hiu
                              __________________________________
                                 Stephen F. Hiu
                                 President

Dated: Columbia, Maryland
       May 31, 2002


     IMPORTANT: PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY  THE
ENCLOSED  PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED  TO  ASSURE
THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

                    IGENE BIOTECHNOLOGY, INC.
                      9110 RED BRANCH ROAD
                    COLUMBIA, MARYLAND 21045

                         PROXY STATEMENT

     The accompanying Proxy is solicited by the Board of Directors of IGENE Biotechnology, Inc., a Maryland corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Meeting") to be held on July 16, 2002, or any adjournment thereof, at which stockholders of record at the close of business on May 20, 2002 (the "Record Date") shall be entitled to vote. Proposals of stockholders intended to be presented at the Company's 2003 Annual Meeting of Stockholders must be received by the Company no later than 5:00 P.M. local time on March 3, 2003, to be eligible for inclusion in the Company's Proxy Statement and form of Proxy to be used in connection with such meeting.

     The cost of solicitation of proxies will be borne by the Company. The Company may use the services of its directors, officers, employees and others to solicit proxies, personally or by telephone. Arrangements may also be made with brokerage houses and other custodians, nominees, fiduciaries and stockholders of record to forward solicitation material to the beneficial owners of stock held of record by such persons. The Company may reimburse such solicitors for reasonable out-of-pocket expenses incurred by them in soliciting, but no compensation will be paid for their services.

     Each proxy executed and returned by a stockholder may be revoked at any time before it is voted by timely submission of written notice of revocation or by submission of a duly executed proxy bearing a later date (in either case directed to the Secretary of the Company at the above address) or, if a stockholder is present at the Meeting, he may elect to revoke his proxy by voting his shares in person at the meeting.

     There is being mailed herewith to each stockholder of record the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, as well as a copy of Form 10-QSB for the period ended March 31, 2002. The Notice, Proxy Statement and enclosed form of Proxy will be mailed to stockholders beginning May 31, 2002, the date of this Proxy Statement.

     On the Record Date, the Company had 75,848,600 shares of Common Stock outstanding and entitled to vote with respect to all matters to be acted upon at the Meeting. Each holder of Common Stock is entitled to one vote for each share of stock held by such holder.

     On the Record Date, the Company also had 26,405 shares of 8% Cumulative Preferred Stock ("Series A Preferred Stock") outstanding and entitled to vote with respect to all matters to be acted upon at the Meeting. Each holder of Series A Preferred Stock is entitled to two votes for each share of Preferred Stock held by such holder. Holders of record of outstanding Common Stock and Series A Preferred Stock will be entitled to vote together as a single class on all matters to be voted on at the Meeting.

     Pursuant to the terms of the Company's Series A Preferred Stock, as a consequence of the non-payment of dividends on such stock for more than the past four consecutive dividend payment dates, the holders of Series A Preferred Stock voting together as a single class are entitled to elect two directors, in accordance with the procedures set forth in the Charter and by-laws of the Company. To date, the holders of the Series A Preferred Stock have not exercised such right. In the event they exercise their right, the Board would be expanded to eight directors.

     The presence of holders representing a majority of all the votes entitled to be cast at the meeting will constitute a quorum at the meeting. In accordance with Maryland law, abstentions, but not broker non-votes, are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each item on the agenda must receive the affirmative vote of a majority of the voting power voted at the meeting in order to pass. Abstentions and broker non-votes are not counted in determining the votes cast with respect to any of the matters submitted to a vote of stockholders.

     It  is  expected  that  the  following  business   will   be
considered at the meeting and action taken thereon:


                      ELECTION OF DIRECTORS

     Pursuant to the Bylaws of the Company and as permitted by the Company's charter, the number of Directors of the Company has been set at 8 members. It is proposed to elect eight Directors at this Meeting to hold office for a one-year term until the 2003 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify. Each of the persons listed below has been nominated for election to the Board of Directors of the Company at the Annual Meeting. All, but one, of the nominees listed below are presently Directors of the Company. If some unexpected occurrence should make necessary, in the Board of Directors' judgment, the substitution of some other person or persons for any of the nominees, shares for which proxies have been granted will be voted for such other person or persons as the Board of Directors may select. The Board of Directors is not aware that any current Director, or nominee, may be unable or unwilling to serve as a Director. The following table sets forth certain information with respect to the nominees:

                     NOMINEES FOR ELECTION


Name                   Age   Position(s) with IGENE
_____________________  ___   __________________________________
Michael G. Kimelman     63   Chairman of the Board of Directors
Thomas L. Kempner       74   Vice Chairman of the Board of
                             Directors
Stephen F. Hiu          45   Director, President, Chief
                             Technical Officer, and Director
                             of Research and Development
Patrick F. Monahan      51   Director, Vice-President,
                             Secretary, and
                             Director of Manufacturing
Joseph C. Abeles        87   Director
John A. Cenerazzo       78   Director
Sidney R. Knafel        71   Director
Stein G. Ulve           36   Chief Executive Officer


MICHAEL G. KIMELMAN was elected a Director of the Company in February 1991 and Chairman of the Board of Directors in March 1991. He is the Managing Partner of Kimelman & Baird, LLC. Mr. Kimelman is currently a Director of the Harness Horse Breeders of New York State and serves on the Board of the Hambletonian Society.

THOMAS L. KEMPNER is Vice Chairman of the Board of Directors and has been a Director of the Company since its inception in October 1981. He is and has been Chairman and Chief Executive Officer of Loeb Partners Corporation, investment bankers, New York, and its predecessors since February 1978. He is currently a Director of Alcide Corporation, CCC Information Services Group, Inc., Dyax, Fuel Cell Energy, Inc., Insight Communications Co., and Intermagnetics General Corp. He is a Director Emeritus of Northwest Airlines, Inc.

STEPHEN F. HIU was appointed Chief Technical Officer in 2002, as well as President and Treasurer in March 1991, and elected a Director in August 1990. He has been Director of Research and Development since January 1989 and, prior thereto, was Senior Scientist since December 1985, when he joined the Company. He was a post-doctoral Research Associate at the Virginia Polytechnic Institute and State University, Blacksburg, Virginia, from January 1984 until December 1985. Dr. Hiu holds a Ph.D. degree in microbiology from Oregon State University and a B. S. degree in biological sciences from the University of California, Irvine.

PATRICK F. MONAHAN was appointed Vice-President in 2002, as well as Director of Manufacturing and elected a Director of Igene in April 1991 and was elected Secretary in September 1998. He has managed the Company's fermentation pilot plant since 1982, and the Company's manufacturing operations since their inception in 1998. Prior thereto, he was a technical specialist in the fermentation pilot plant of W.R. Grace and Co. from 1975 to 1982. He received an Associate in Arts degree in biology from Allegheny Community College and a B. S. degree in biology with a minor in Chemistry from Frostburg State College, Frostburg, Maryland.

JOSEPH C. ABELES, private investor, was elected Director of the Company on February 28, 1991. Mr. Abeles is a Director Emeritus of Intermagnetics General Corporation, Director Emeritus of Bluegreen Corporation, and also serves as a Director of Ultralife Batteries, Inc.

JOHN A. CENERAZZO was Chairman of the Board from November 1989 to April 1991. He served as President of the Company from August 1988 through September 1989 and has been a Director since September 1987. He is a Director of U.S. Axle Corporation, Penn Securities, Inc., and Investors Trust, Inc.

SIDNEY R. KNAFEL, a Director of the Company since 1982, has been Managing Partner of SRK Management Company, a private investment concern, New York, since 1981, Chairman of Insight Communications, Inc. since 1985, and of BioReliance Corporation since 1982. He is currently a Director of General American Investors Company, Inc., NTL Incorporated, and various private companies.

STEIN G. ULVE was appointed Chief Executive Officer of Igene in December 2001. He has a master's degree in international finance from the London School of Economics. He also maintains a long list of experiences in managing companies in the seafood processing and aquaculture industry, as well as within the feed and food ingredients area.


Committees Of The Board Of Directors

     The Company has two standing committees of the Board of Directors, the Audit Committee and the Compensation Committee. The Company does not have a standing nominating committee. Set forth below is a description of the functions of each of the Company's standing committees and the members of the Board of Directors who serve on such committees.

Audit Committee

     The responsibilities of the Audit Committee include recommending to the Board of Directors the independent certified public accountants to conduct the annual audit of the books and accounts of the Company, reviewing the proposed scope of the audit and approving the audit fees to be paid. The Audit Committee also reviews, with the independent certified public accountants and with the Company's management, the adequacy and effectiveness of the internal auditing, accounting and financial controls of the Company. Messrs. Kimelman, Abeles, and Cenerazzo were appointed as members of the Audit Committee on February 1, 2001 and are currently serving as members of the Audit Committee. All of the members of the audit committee are independent directors as defined in Rule 4200 (a) (14) of the NASD's listing standards. Prior to February 1, 2001, the Board of Directors performed the functions of the audit committee. On February 1, 2001, the Company's Board of Directors adopted a written charter for its Audit Committee. There was 1 meeting in 2002 for the purpose of reviewing and reporting on the 2001 financial statements as noted below.

Audit Committee Report

     The audit committee has reviewed and discussed the fiscal year 2001 audited financial statements with management, and has discussed with the independent auditors the matters required to be discussed by SAS 61 "Communication With Audit Committees" issued by the Auditing Standards Board of the American Institute of Certified Public Accountants ("AICPA"), as modified or supplemented, and has received the written disclosures and the letter from the independent auditors required by AICPA Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees", as modified or supplemented, and has discussed with the independent auditor the auditors' independence.

     Based on the review and discussions referred to in the previous paragraph, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001.

Signed:

The Audit Committee

/s/ Michael G. Kimelman
_____________________________
    Michael G. Kimelman


/s/ Joseph C. Abeles
_____________________________
    Joseph C. Abeles


/s/ John A. Cenerazzo
_____________________________
    John A. Cenerazzo



Compensation Committee

     The Compensation Committee approves the salaries of all officers and certain other employees of the Company. It also supervises the administration of all benefit plans and other matters affecting executive compensation, subject to further approval of the Board of Directors. The members of the Compensation Committee during 2001 were Messrs. Thomas L. Kempner and Sidney R. Knafel. The Compensation committee held 2 meetings during 2001 in regards to the hiring of Mr. Stein Ulve, Mr. Per Benjaminsen, and Mr. Edward Weisberger.


Board Compensation

     During 2001, Directors were not compensated for their Board or Committee activities. The Board of Directors held 4 meetings in 2001. No Director of the Company attended fewer than 75% of the total number of meetings held by the Board and by all committees of the board on which he served during 2001.


Executive Compensation

     During the last three completed fiscal years, no executive officer's annual cash compensation exceeded $100,000, and the Company did not have a Chief Executive Officer. The functions of chief executive officer were performed by Igene's Board of Directors acting as a group during that period. As of December 31, 2001, with the purchase of ProBio and the hiring of Mr. Stein Ulve, Mr. Per Benjaminsen, and Mr. Edward Weisberger, each of them will receive an annual salary of $100,000 during 2002.

Security Ownership Of Certain Beneficial Owners And Management


     The following table sets forth information as of May 1, 2002 with respect to beneficial ownership of shares of Igene's outstanding common stock and preferred stock by (i) each person known to Igene to own or beneficially own more than five percent of its common stock or preferred stock, (ii) each director and each named executive officer, and (iii) all directors and officers as a group.


                                            Common Stock                Preferred Stock
                                      _________________________     ________________________

                                      Number of                     Number of
     Name and Address                 Shares         Percent *      Shares         Percent
___________________________           _____________  __________     __________     _________
Directors and officers
___________________________

Joseph C. Abeles                       15,012,789(1)   16.92          7,375          27.93
  220 E. 42nd Street
  New York, NY 10017

John A. Cenerazzo                       1,912,456(2)    2.47            ---            ---
  P.O. Box 4067
  Reading, PA 19606

Stephen F. Hiu                          5,065,300(3)    6.27            ---            ---
  9110 Red Branch Road
  Columbia, MD 21045

Thomas L. Kempner                     103,804,365(4)   64.16            ---            ---
  61 Broadway
  New York, NY 10006

Michael G. Kimelman                    15,321,950(5)   17.04            ---            ---
  100 Park Avenue
  New York, NY 10017

Sidney R. Knafel                      102,587,578(6)   64.02            ---            ---
  810 Seventh Avenue
  New York, NY 10019

Patrick F. Monahan                      3,064,400(7)    3.89            ---            ---
  9110 Red Branch Road
  Columbia, MD 21045

Stein G. Ulve                           4,000,000(11)   5.27            ---            ---
  9110 Red Branch Road
  Columbia, MD 21045

Per A. Benjaminsen                      4,000,000(12)   5.27            ---            ---
  9110 Red Branch Road
  Columbia, MD 21045

Edward J. Weisberger                    2,500,000(13)   3.19            ---            ---
  9110 Red Branch Road
  Columbia, MD 21045

All Directors and Officers            257,268,638(8)   90.18          7,375          27.93
  as a Group (10 persons)

Others
______

Thomas R. Grossman                      4,192,149(9)    5.42            ---            ---
  461 Grant Road
  North Salem, NY 10560


Fraydun Manocherian                     7,905,135(10)   9.87            ---            ---
  3 New York Plaza
  New York, NY 10004

Fermic, S.A. de C.V.                    5,043,019(14)   6.65            ---            ---
  Reforma No. 873
  Colonia San Nicolas Tolentino
  Iztapalapa - 09850, Mexico, D.F.
__________________________________


* Under the rules of the Securities and Exchange Commission, the calculation of the percentage assumes for each person that only that person's rights, warrants, options or convertible notes or preferred stock are exercised or converted, and that no other person exercises or converts outstanding rights, warrants, options or convertible notes or preferred stock.

1. Includes the following: 2,109,404 shares; 2,250 shares issuable upon the conversion of 1,125 shares of preferred stock; 3,782,083 shares issuable upon the conversion of $311,663 of long-term notes issued by Igene; and 9,093,427 warrants held by Mr. Abeles. Also includes 4,140 shares, and 12,500 shares issuable upon conversion of 6,250 shares of preferred stock and 8,985 warrants held by Mr. Abeles' wife.

2. Includes the following: 283,458 shares; 32,750 options currently exercisable; 492,321 shares issuable upon the conversion of $40,622 of long-term notes issued by Igene; and 1,103,513 warrants held by Mr. Cenerazzo. Also includes 414 shares held by Mr. Cenerazzo's wife.

3. Includes the following: 65,300 shares; and 5,000,000 options currently exercisable held by Dr. Hiu.

4. Includes 386,972 shares and 536,920 warrants held by Mr. Kempner. Also includes 8,661,245 shares, 8,222,978 shares subject to the conversion of notes issued by Igene; and 32,832,728 warrants held by a trust under which Mr. Kempner is one of two trustees and the sole beneficiary. Also includes 8,621,247 shares; 8,222,978 shares subject to the conversion of notes issued by Igene; and 32,811,126 warrants held a trust under which Mr. Kempner is one of two trustees and one of his brothers is the sole beneficiary. Also includes 1,147,667 shares subject to the conversion of $79,200 of notes issued by Igene; and 2,079,411 warrants held by trusts under which Mr. Kempner is one of two trustees and is a one-third beneficiary. Also includes 182,526 shares and 98,565 warrants held by Mr. Kempner's wife.

5.   Includes   1,264,360 shares;   7,000,000  options  currently
  exercisable,   804,568  shares  subject  to  the conversion  of
  $63,070 of notes issued by Igene; and 6,253,022 warrants held directly or indirectly by Mr. Kimelman.

6.   Includes  18,190,551 shares;   16,929,532 shares  subject to
  the  conversion  of  notes  issued  by  Igene;  and  67,467,495 warrants owned or beneficially owned by Mr. Knafel that are currently exercisable.

7. Includes 64,200 shares; and 3,000,000, options currently exercisable held by Mr. Monahan.

8. Includes 47,833,817 shares of common stock; 14,750 shares issuable upon the conversion of 7,375 shares of preferred stock; 17,532,750 options currently exercisable; 39,602,129 shares issuable upon the conversion of notes issued by Igene; and 152,285,192 warrants that are currently exercisable.

9.   Includes  2,753,399  shares  of common  stock and  1,438,750 warrants that are currently exercisable.

10.  Includes   3,455,025  shares  of  common  stock   owned   or
  beneficially owned by  Mr. Manocherian and  4,450,110  warrants
  held   or   beneficially  owned  by  Mr.  Manocherian  that are
  currently exercisable.

11.  Includes 4,000,000 shares of common stock.

12.  Includes 4,000,000 shares of common stock.

13.  Includes 2,500,000 options currently exercisable.

14.  Includes 5,043,019 shares of common stock.


Compensation Committee Interlocks and Insider Participation

     Thomas  L. Kempner and Sidney R. Knafel are members  of  the
Compensation Committee. None of the executive officers of the Company has served on the Board of Directors or compensation committee of any other entity that has had any of such entity's officers serve either on the Company's Board of Directors or compensation Committee.

Certain Relationships and Transactions

     During 2000, Igene issued to certain directors and other accredited investors 10,000,000 new shares of common stock at $.10 per share, based on the current market price of Igene's stock at the time of commitment. The total proceeds received in these issues were $1,000,000. In return for committing to these investments, these investors also received 10,000,000 warrants to purchase shares of common stock at the price of $.10 per share, based on the current market price of Igene's stock at the time of commitment, expiring 10 years from the dates of issue. The funds received in these transactions have been used to continue operations of Igene. In these transactions: 5,000,000 of these shares and an equivalent number of warrants were issued to Mr. Kempner, a director of Igene, or entities controlled by him; and 5,000,000 of these shares and an equivalent number of warrants were issued to Mr. Knafel, a director of Igene, or entities controlled by him.

     In March 2001, Igene issued $1,014,211 of 8% convertible debentures to certain directors of Igene in exchange for the cancellation of $800,000 of demand notes payable (including accrued interest of $14,211) and $200,000 in cash. $600,000 of these demand notes were issued during 2000 and $200,000 were issued subsequently. These debentures are convertible into 10,142,110 shares of Igene's common stock at $.10 per share. These directors also received 10,142,110 warrants to purchase common stock at $.10 per share, which were exercisable upon the effective date of a sufficient increase in the number of authorized shares of common stock. In these transactions:
$507,105 of these convertible debentures and 5,071,055 warrants were issued to Mr. Kempner, a director of Igene, or entities controlled by him; and $507,105 of these convertible debentures and 5,071,055 warrants were issued to Mr. Knafel, a director of Igene, or entities controlled by him.

     In March 2001, Igene issued 5,500,000 warrants to purchase Igene common stock at $.08 per share to its Chairman of the Board, Mr. Kimelman. These warrants became exercisable upon the effective date of a sufficient increase in the number of authorized shares.

     In March 2001, certain directors of Igene also committed to provide additional funding in the form of 8% convertible debentures in the amount of $1,500,000 over the next nine months. In consideration of this commitment, these directors also received 18,750,000 warrants to purchase common stock at $.08 per share, exercisable upon the effective date of an increase in the number of authorized shares of common stock. These debentures are convertible into 18,750,000 shares of Igene's common stock at $.08 per share. In these transactions: $750,000 of the convertible debentures and 9,375,000 of warrants were issued to Mr. Kempner, a director of Igene, or entities controlled by him; $750,000 of these convertible debentures and 9,375,000 warrants were issued to Mr. Knafel, a director of Igene, or entities controlled by him.

     In connection with the acquisition of ProBio, Igene acquired all 10,000 issued and outstanding shares of capital stock of ProBio from thirteen individual and corporate sellers in exchange for $1.8 million in aggregate consideration, consisting of $1 million in debentures convertible into our common stock at $.10 per share (reflecting the price at which our common stock was trading on the over-the-counter bulletin board when we agreed as to price in June of 2001), 8,000,000 shares of our common stock, valued for the purposes of the acquisition in December 2001 at $.05 per share, and $400,000 in cash. The cash used to acquire ProBio constituted proceeds of private placements of our common stock received during 2001 and revenues from operations. Following the acquisition, Stein Ulve and Per Benjaminsen, the managing director and director of marketing and sales, respectively, of ProBio became our chief executive officer and chief marketing officer, respectively, pursuant to written employment agreements. Prior to the sale of ProBio to Igene both Stein Ulve and Per Benjaminsen were both owners of approximately 40% of ProBio.


Section 16(a) Beneficial Ownership Reporting Compliance
_______________________________________________________

     Igene believes that, during 2001, all of its officers, directors and holders of more than 10% of its common stock complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, except as follows:
In 1997 and 2001 certain directors of Igene made various loans to Igene. The loans are evidenced by notes convertible into common stock, and in 2001 received warrants in conjunction with the loan agreement. Certain directors also received warrants to purchase shares of common stock in 1997 and 1998 in conjunction with the 1997 notes and with a 1998 rights offering. During 1999 and 2000, certain directors and other accredited investors also purchased stock through direct purchases of new stock and received warrants in conjunction with these purchases. Igene believes that none of the foregoing transactions have been reported by Messrs. Kimelman, Abeles, Cenerazzo or Knafel in Forms 3, 4 or Forms 5 pursuant to Section 16(a) of the Exchange Act. In making this disclosure, Igene has relied solely on written representations of its directors, officers and more than 10% holders and on copies furnished to Igene of reports that have been filed with the Securities and Exchange Commission.


              APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has selected Stegman & Company as independent auditors of the Company for the fiscal year ending December 31, 2002. A representative of Stegman & Company is not expected to be present at the meeting and is not expected to be available to respond to questions.

Audit Fees

     The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for 2001 and the reviews of the financial statements included in the Company's Forms 10-QSB for 2001 was approximately $25,000.

All Other Fees

      Stegman & Company expects to bill approximately $3,500 for tax preparation services performed during 2002 relating to certain 2001 income tax filings.


      The Board Of Directors Of The Company Recommends A Vote For
Approval Of The Appointment Of Stegman & Company As The Company's
Auditors for fiscal year 2002.

                         OTHER MATTERS


Stockholder Proposals

     Proposals of stockholders intended to be presented at the Company's 2003 Annual Meeting of Stockholders must be received by the Company no later than 5:00 P.M. local time on March 3, 2003, to be eligible for inclusion in the Company's Proxy Statement and form of Proxy to be used in connection with such meeting. If you wish to submit a proposal, the proposal must be in accordance with the provisions of SEC Rule 14a-8 of the Exchange Act. It is suggested that the proposal be submitted by certified mail, return receipt requested, to IGENE Biotechnology, Inc., 9110 Red Branch Road, Columbia, Maryland 21045, Attn: Corporate Secretary.

Financial And Other Information

     Financial information for the Company for the fiscal year ended December 31, 2001, is included in the Company's Annual Report on Form 10-KSB, and financial information for the Company for the first quarter of 2002 is included in the Company's Quarterly Form 10-QSB for the quarter ended March 31, 2002, copies of which accompany this Proxy Statement.


     The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy or information statements and other information with the Commission. Such reports, proxy or information statements, exhibits and other information filed by the Company with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549, and at the Regional Offices of the Commission at 233 Broadway, 13th Floor, New York, New York 10279 and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661- 2511. Copies of such materials can be obtained by mail from the Public Reference Section of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549, and its public reference facilities in New York, New York and Chicago, Illinois, at prescribed rates. The Commission maintains an Internet web site that contains reports, proxy and information statements and other information regarding issuers who file electronically with the Commission.

Other Business

     At the date of this Proxy Statement, the only business, which the Board of Directors intends to present or knows that others will present at the Meeting, is that hereinabove set forth. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their judgment.


                         /s/Stephen F. Hiu
                         _____________________________________
                         Stephen F. Hiu
                         President and Chief Technical Officer

APPENDIX 1 - FORM OF PROXY

Dated: May 31, 2002

IGENE BIOTECHNOLOGY, INC.

2002 Annual Meeting of Stockholders - July 16, 2002
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of IGENE BIOTECHNOLOGY, INC., a Maryland corporation, hereby appoints Stephen F. Hiu, Michael G. Kimelman and Thomas L. Kempner, and each of them the proxies of the undersigned with full power of substitution to vote at the Annual Meeting of Stockholders of the Company to be held at 10:30 a.m. on July 16, 2002, and at any adjournment or adjournments thereof (the "Meeting"), with all the power which the undersigned would have if personally present, hereby revoking any proxy heretofore given. The undersigned hereby acknowledges receipt of the proxy statement for the Meeting and instructs the proxies to vote as directed on the reverse side.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS. CONTINUED AND TO BE SIGNED ON REVERSE SIDE SEE REVERSE SIDE THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED BELOW, FOR THE
RATIFICATION OF THE APPOINTMENT OF STEGMAN & COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002 AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

                 (To Be Signed on Reverse Side)

X    Please mark your votes as in this example.

1.   Election of Directors

          FOR                         WITHHOLD AUTHORITY
          all nominees                to vote for all nominees
          listed below                listed below

          ____________________        _________________________


     Nominees:  Joseph C. Abeles, John A. Cenerazzo,  Stephen  F.
     Hiu,  Thomas  L.  Kempner, Michael G.  Kimelman,  Sidney  R.
     Knafel, Patrick F. Monahan, Stein G. Ulve

     (Instruction:   To  withhold  authority  to  vote  for   any
     individual nominee, write that nominee's name below)

     _______________________________________

2.   To   approve  the  appointment  of  Stegman  &  Company   as
     independent auditors of the Company for the fiscal year ending December 31, 2002.

           FOR            AGAINST        ABSTAIN

           __________     __________     __________


3. To transact such other business as may properly come before the meeting, or any adjournment thereof.


PLEASE   RETURN  THE  PROXY  CARD  PROMPTLY  USING  THE  ENCLOSED
ENVELOPE.


Signature: ______________________________    Date:  _____________

Signature: ______________________________    Date:  _____________
           (SIGNATURE IF HELD JOINTLY)


Note: Please sign exactly as name appears on stock certificate. When share are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partner, please sign in partnership name by authorized person.